UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
March 10, 2008
(Date of earliest event reported)

ENDEVCO, INC.
(Exact name of registrant as specified in its charter)

State of Texas	001-31433	74-2142545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview Dr., Suite 215
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 3.03. Material Modifications to Rights of Security Holders.

On February 21, 2008, the Board of Directors (the "Board") of EnDevCo, Inc., a Texas corporation (the "Company"), unanimously consented to the filing of a Certificate of Amendment to the Company's Articles of Incorporation (the "Amendment") to effect a 100-for-1 reverse share split (the "Reverse Split") of the issued and outstanding shares of common stock, no par value, of the Company (the "Common Stock"). Prior approval of the Reverse Split by the shareholders of the Company was obtained at the annual meeting of the Company on October 15, 2004. The Amendment and the Reverse Split became effective at 5:00 pm CST, on March 10, 2008 (the "Effective Time").

In connection with the Reverse Split, the Company will exchange certificates representing the shares of the Common Stock, on the basis of one share of post-split Common Stock for each one hundred (100) shares of pre-split Common Stock issued and outstanding at the Effective Time. No fractional shares or less than an even hundred round lot of post-split Common Stock shall be issued as a result of the Reverse Split. In lieu of the issuance such fractional shares or less than an even hundred round lot of post-split Common Stock, the Company will round up any such shareholder's holding to the next even hundred round lot of post-split Common Stock issued as a result of the Reverse Split at no cost to the shareholder. The number of shares of Common Stock authorized under the Company's Articles of Incorporation remains 500,000,000 shares without par value.

The Company has been informed by the NASDAQ that as of the opening of trading on March 11, 2008, the Common Stock will trade on the Over-the-Counter Bulletin Board (OTCBB) under the new symbol EDVC. The CUSIP Service Bureau has assigned the post-split Common Stock the CUSIP number 29259F202.

Pursuant to the provisions of Section 4(e) of the Certificate of Designation and Preferences of the Series A Convertible Preferred Stock, $0.01 par value of the Company (the "Preferred Stock"), upon the Reverse Split, the conversion rate of the Preferred Stock is adjusted by multiplying the existing conversion rate of one share of Preferred stock for 1,000 shares of Common Stock) by the quotient of the number of shares of Common Stock outstanding at the close of business immediately prior to the Reverse Split divided by the number of shares of Common Stock which will be outstanding after the Reverse Split. As of the Effective Time, there is a sufficient number of authorized shares of Common Stock to enable conversion of Preferred Stock into Common Stock, at the discretion of the holders of the Preferred Stock.

A copy of the press release announcing the Reverse Split is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) See Item 1.01 above, which is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

3.1	Certificate of Amendment to the Articles of Incorporation

99.1	Press release dated March 10, 2008 announcing the Amendment and the Reverse Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEVCO, INC.

March 11, 2008	JOSEPH LESSARD
JOSEPH LESSARD
CHIEF FINANCIAL OFFICER

Exhibit Index

Exhibit Number	Title of Document

3.1	Certificate of Amendment to the Articles of Incorporation

99.1	Press release dated March 10, 2008 announcing the Amendment and the Reverse Split

EXHIBIT 3.1

ARTICLES OF AMENDMENT TO
THE ARTICLES OF INCORPORATION
OF
ENDEVCO, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporations Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE

The name of the Corporation is EnDevCo, Inc.

ARTICLE TWO

The Articles of Incorporation are amended by replacing the second, third and fourth paragraphs of Article IV with the following:

Simultaneously with the effective time of this amendment to the Articles of Incorporation (such amendment to Articles of Incorporation being effective on March 10, 2008, with the time of such effectiveness being hereinafter referred to as the "Effective Time"), each one hundred (100) shares of the Company's Common Stock issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into one share of Common Stock, no par value per share (the "New Common Stock"), such action hereinafter referred to as (the "Reverse Split").

Each stock certificate held in electronic form that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates", whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's transfer agent for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by the Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof.

Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. If the Reverse Split produces a result where a shareholder holds a fractional share and/or less than an even hundred round lot of common stock, the shareholder's holding will be rounded up to the next even hundred round lot of stock of New Common Stock at no cost to the shareholder, such shares of stock to be issued to the shareholder of record at the Effective Time of the reclassification.

If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's transfer agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the transfer agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share.

ARTICLE THREE

The number of shares of Common Stock of the Corporation outstanding at the time the amendment was adopted and the number of shares of Common Stock entitled to vote on the amendment was 188,000,000.

ARTICLE FOUR

These Articles of Amendment have been duly authorized, approved and adopted by a majority of the Corporation's shareholders on October 15, 2004 and by unanimous written consent of the Corporation's Board of Directors on February 21, 2008.

ARTICLE FIVE

These Articles of Amendment have been approved in the manner required by the TBCA and by the constituent documents of the Corporation and shall become effective at 5:00 pm CST on March 10, 2008 [NOTE: The SEC and the NASDAQ require at least 10 days prior notice, thus the effective date must be at least 12 days after filing to enable us to obtain a new CUSIP number prior to giving notice].

ARTICLE SIX

From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed as of the 21st day of February, 2008

ENDEVCO, INC.

CHRIS A DITTMAR
CHRIS A DITTMAR

EXHIBIT 99.1

HOUSTON / March 10, 2008

EnDevCo Announces Stock Split

EnDevCo, Inc. (OTC BB: ENDE.OB) the Energy Development Company, today announced a 100 for 1 reverse stock split, an important first step to listing on a primary national exchange like the American Stock Exchange. "Being on a national exchange will finally provide the Company with exposure to prominent research analysts, major brokerage firms and institutional buyers as well as greater access to the capital markets. Due to our recent operating successes and the recoverable reserves we have assembled, it is now time to take these necessary steps," stated CEO Chris A. Dittmar. The reverse split will be effective March 11, 2008 at the opening of trading and the stock will trade under the new symbol OTC BB: EDVC.OB.

EnDevCo purchased Short Junction Field in April 2006 for $11.5 million and in December that year DeGolyer and MacNaughton appraised the Field's gross proved reserves at 27.3 million barrels of oil equivalent (BOE). While the acquisition cost of the Field was only $0.42 per BOE, with the run up in crude oil prices in 2007, the Company effectively acquired over $2 billion dollars of future gross revenue in the transaction and seeks to put that revenue stream completely on line over the next five years. The Company has commenced discussions to secure a credit facility of sufficient size to accelerate the development of the Field with upwards of 10 drilling rigs operating concurrently. "We believe we have 300 horizontal wells to drill in the Field just in the Hunton reservoir and will be able to triple the Field's current proved reserves with our planned drilling campaign," said COO Richard G. Boyce.

The Company is also currently negotiating with its preferred shareholders to completely retire that class of shares. "Once the Company has a streamlined capital structure and is able to move to a national exchange listing, the value of our Company will be much easier to define," said Tom Cloutier, Investor Relations Director. "The increased exposure to the world financial markets, institutional buyers and the oil and gas industry at large will translate into a substantially greater equity value for our shareholders. The Company will have increased liquidity, greater financing options, better terms and potentially new property acquisitions. Our continued use of project based debt financing will minimize future dilution, making it easier to increase our earnings per share."

"When evaluating our Company, it is important to note that the recoverable reserves in the Short Junction Field are dwarfed by our properties in the Gulf of Mexico and in South America," observed Mr. Dittmar. "Over the next five years, we are confident the drill bit will confirm the extent of the value in our current properties."

This press release includes certain "forward-looking statements." The forward-looking statements reflect the beliefs, expectations, objectives, and goals of EnDevCo, Inc. management with respect to future events and financial performance. They are based on assumptions and estimates, which are believed reasonable at the time such statements are made. However, actual results could differ materially from anticipated results. Important factors that may impact actual results include, but are not limited to commodity prices, political developments, legal decisions, market and economic conditions, industry competition, the weather, changes in financial markets and changing legislation and regulations. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 21E of the Securities and Exchange Act of 1934, as amended.

EnDevCo, Inc. is a dynamic and growing energy company establishing an identity consistent with its operating philosophy of "Science Before The Drill Bit." EnDevCo maintains offices in Houston and Dallas, Texas. For more information on EnDevCo, visit www.endevcoinc.com .

Contact:

Tom Cloutier
EnDevCo, Inc.
Investor Relations Director
(760) 832-2412
tcloutier@endevcoinc.com

Paul Knopick
E & E Communications
(949) 707-5365
pknopick@eandecommunications.com